                                                                    EXHIBIT 10.6

                                                                    (Afton Oaks)

                   EIGHTH AMENDMENT TO PROJECT LOAN AGREEMENT

      THIS EIGHTH AMENDMENT TO PROJECT LOAN AGREEMENT (the "Eighth Amendment") is effective as of April 1, 2005, by and between GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (the "Lender") and DIVERSICARE AFTON OAKS, LLC, a Delaware limited liability company (the "Borrower").

                                    RECITALS

      A. The Lender, ADVOCAT INC., a Delaware corporation ("Advocat"), DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation and wholly-owned subsidiary of Advocat ("DMSC"), DIVERSICARE LEASING CORP. ("DLC"), a Tennessee corporation and wholly-owned subsidiary of AFI (defined below), ADVOCAT ANCILLARY SERVICES, INC. ("AAS"), a Tennessee corporation and wholly-owned subsidiary of DMSC, DIVERSICARE CANADA MANAGEMENT SERVICES CO., INC. ("DCMS"), a corporation organized under the laws of Canada and wholly-owned subsidiary of DLC, FIRST AMERICAN HEALTH CARE, INC. ("FAHC"), an Alabama corporation and wholly-owned subsidiary of DLC, DIVERSICARE LEASING CORP. OF ALABAMA ("DLCA"), an Alabama corporation and wholly-owned subsidiary of DLC, ADVOCAT DISTRIBUTION SERVICES, INC. ("ADS"), a Tennessee corporation and wholly-owned subsidiary of DMS, and ADVOCAT FINANCE, INC. ("AFI"), a Delaware corporation and wholly-owned subsidiary of DMS (DLC, AAS, DCMS, DGP, FAHC, ADS, DLCA and AFI, together with any other subsidiaries of Advocat or of the Subsidiaries formed or acquired after the date hereof, are sometimes hereinafter referred to collectively as the "Subsidiaries") entered into that certain Project Loan Agreement dated December 27, 1996, as amended by that certain First Amendment to Project Loan Agreement dated April 30, 2000, by that certain Second Amendment to Project Loan Agreement dated June 30, 2000, by Memorandum dated September 8, 2000, by that certain Third Amendment to Project Loan Agreement dated September 29, 2000, by that certain Fourth Amendment to Project Loan Agreement dated December 31, 2000, and by that certain Fifth Amendment to Project Loan Agreement and Comprehensive Amendment of All Other Loan Documents dated February 28, 2001, as amended by that certain Sixth Amendment to Project Loan Agreement dated December 23, 2002, and as amended by that certain Seventh Amendment to Project Loan Agreement dated March 31, 2004 (the "Loan Agreement"). Pursuant to the terms of the Fifth Amendment to Project Loan Agreement and Comprehensive Amendment of All Other Loan Documents dated February 28, 2001, the Borrower assumed all rights, obligations and benefits of DMSC in, to and under the Loan Document and all Other Loan Documents.

      B. Pursuant to the terms of the Loan Agreement, Lender made a Loan to DMSC, which was assumed by Borrower, in the principal amount of $3,750,000.00 (the "Loan"). Unless otherwise defined herein, capitalized terms shall have the meanings assigned to them in the Loan Agreement.

      C. The Loan has matured.

      D. The Borrower has requested that the Lender extend the Maturity Date, and the Lender has agreed subject to the conditions and terms evidenced herein.

                                    AGREEMENT

      NOW THEREFORE, in consideration of the above Recitals, the Borrower and the Lender hereby amend the Loan Agreement as follows:

      In Article I, the definition of Maturity Date is hereby amended to state "Maturity Date means April 1, 2006."

      Except as expressly amended hereby, the Loan Agreement shall remain unchanged and shall continue in full force and effect.

      IN WITNESS WHEREOF, the Borrower and the Lender have caused this Eighth Amendment to be executed by their duly authorized representatives, as of the date first set forth above.

                               BORROWER:

                               DIVERSICARE AFTON OAKS, LLC, a Delaware
                               limited liability company

                               By: Diversicare Leasing Corp., a Tennessee
                               corporation, its sole member

                               /s/ Glynn Riddle
                               -------------------------------------------
                               Glynn Riddle, Vice President and
                               Chief Financial Officer

                               LENDER:

                               GMAC COMMERCIAL MORTGAGE CORPORATION,
                               a California corporation

                               By: /s/ Laura Y. McDonald
                                   ----------------------------------------
                                 Its: Senior Vice President